Exhibit 99.1
                                                                   ------------


            DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                                  MAY 21, 2001

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                       LOCATION       STATUS                OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Crusader         200'      Mat Cantilever               GOM            Contracted               -

-----------------------------------------------------------------------------------------------------------------
Ocean Drake            200'      Mat Cantilever               GOM            Contracted            Chevron
-----------------------------------------------------------------------------------------------------------------
Ocean Champion         250'      Mat Slot                     GOM            Contracted            Walter
-----------------------------------------------------------------------------------------------------------------
Ocean Columbia         250'      Independent Leg Cantilever   GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Spartan          250'      Independent Leg Cantilever   GOM            Contracted              BP

-----------------------------------------------------------------------------------------------------------------
Ocean Spur             250'      Independent Leg Cantilever   GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Sovereign        250'      Independent Leg Cantilever   Indonesia      Contracted             Maxus

-----------------------------------------------------------------------------------------------------------------
Ocean Heritage         250'      Independent Leg Cantilever   Indonesia      Contracted             Maxus
-----------------------------------------------------------------------------------------------------------------
Ocean King             300'      Independent Leg Cantilever   GOM            Contracted              BP

-----------------------------------------------------------------------------------------------------------------
Ocean Nugget           300'      Independent Leg Cantilever   GOM            Contracted           Newfield
-----------------------------------------------------------------------------------------------------------------
Ocean Summit           300'      Independent Leg Cantilever   GOM            Contracted            Seneca

-----------------------------------------------------------------------------------------------------------------
Ocean Warwick          300'      Independent Leg Cantilever   GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Titan            350'      Independent Leg Slot         GOM            Contracted           Dominion

-----------------------------------------------------------------------------------------------------------------
Ocean Tower            350'      Independent Leg Slot         GOM            Contracted           Spinnaker

-----------------------------------------------------------------------------------------------------------------
Ocean Liberator        600'      Aker H-3                     Ivory Coast    Stacked                 -
-----------------------------------------------------------------------------------------------------------------
Ocean Century          800'      Korkut                       GOM            Cold Stacked            -
-----------------------------------------------------------------------------------------------------------------
Ocean Ambassador       1,100'    Bethlehem SS-2000            GOM            Contracted            Unocal

-----------------------------------------------------------------------------------------------------------------
Ocean Nomad            1,200'    Aker H-3                     North Sea      Contracted              BG

-----------------------------------------------------------------------------------------------------------------


                                       1

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                    LOCATION          STATUS                OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean New Era          1,500'    Korkut                       GOM            Contracted      Houston Exploration
-----------------------------------------------------------------------------------------------------------------
Ocean Bounty           1,500'    Victory Class             Australia         Contracted           Woodside
-----------------------------------------------------------------------------------------------------------------
Ocean Guardian         1,500'    Earl & Wright Sedco       North Sea         Contracted             Shell
                                 711 Series
-----------------------------------------------------------------------------------------------------------------
Ocean Princess         1,500'    Aker H-3                  North Sea         Contracted           Talisman




-----------------------------------------------------------------------------------------------------------------
Ocean Whittington      1,500'    Aker H-3                    Brazil          Contracted           Petrobras


-----------------------------------------------------------------------------------------------------------------
Ocean Epoch            1,640'    Korkut                      China           Contracted          Burlington

-----------------------------------------------------------------------------------------------------------------
Ocean General          1,640'    Korkut                    Australia         Contracted           Woodside

-----------------------------------------------------------------------------------------------------------------
Ocean Prospector       1,700'    Victory Class                GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Endeavor         2,000'    Victory Class                GOM            Contracted           Westport
-----------------------------------------------------------------------------------------------------------------
Ocean Rover            2,000'    Victory Class                GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Concord          2,200'    F&G SS-2000                  GOM            Contracted            Walter


-----------------------------------------------------------------------------------------------------------------
Ocean Lexington        2,200'    F&G SS-2000                  GOM            Contracted          Kerr McGee


-----------------------------------------------------------------------------------------------------------------
Ocean Saratoga         2,200'    F&G SS-2000                  GOM            Contracted            Walter


-----------------------------------------------------------------------------------------------------------------
Ocean Yorktown         2,850'    F&G SS-2000                 Brazil          Contracted           Petrobras

-----------------------------------------------------------------------------------------------------------------
Ocean Voyager          3,200'    Victory Class                GOM            Contracted           Anadarko
-----------------------------------------------------------------------------------------------------------------

                                       2

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                    LOCATION          STATUS                OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Yatzy            3,300'    DP DYVI Super Yatzy         Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Worker           3,500'    F&G 9500 Enhanced            GOM            Contracted             Shell
                                 Pacesetter
-----------------------------------------------------------------------------------------------------------------
Ocean Quest            3,500'    Victory Class                GOM            Contracted          Kerr McGee

-----------------------------------------------------------------------------------------------------------------
Ocean Winner           3,500'    Aker H-3                    Brazil          Contracted           Petrobras

-----------------------------------------------------------------------------------------------------------------
Ocean Star             5,500'    Victory Class                GOM            Contracted          Kerr McGee
-----------------------------------------------------------------------------------------------------------------
Ocean Victory          5,500'    Victory Class                GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean America          5,500'    Ocean Odyssey                GOM            Contracted           Anadarko
-----------------------------------------------------------------------------------------------------------------
Ocean Valiant          5,500'    Ocean Odyssey                GOM            Contracted         Amerada Hess
-----------------------------------------------------------------------------------------------------------------
Ocean Alliance         5,000'    Alliance Class              Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Baroness         6,500'    Victory Class             Singapore      Shipyard Upgrade            -
-----------------------------------------------------------------------------------------------------------------
Ocean Confidence       7,500'    DP Aker H-3.2 Modified       GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Clipper          7,500'    DP Fluor/Mitsubishi         Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico

                                       3
** TABLE CONTINUED **


RIG NAME               CURRENT TERM             START DATE             ESTIMATED END DATE
-------------------------------------------------------------------------------------------------
Ocean Crusader         leg inspection/repairs   early May 2001         late May 2001

-------------------------------------------------------------------------------------------------
Ocean Drake            six month extension      late March 2001        late September 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Champion         one well                 early May 2001         late May 2001
-------------------------------------------------------------------------------------------------
Ocean Columbia         six month extension      mid January 2000       late July 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Spartan          six month term           late November 2000     late May 2001

-------------------------------------------------------------------------------------------------
Ocean Spur             six month term           early April 2001       early October 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Sovereign        two-year term            mid September 2000     early September 2002

-------------------------------------------------------------------------------------------------
Ocean Heritage         one-year term            late January 2001      late January 2002
-------------------------------------------------------------------------------------------------
Ocean King             90 day term              late February 2001     late May 2001

-------------------------------------------------------------------------------------------------
Ocean Nugget           second of two workovers  mid March 2001         late May 2001
-------------------------------------------------------------------------------------------------
Ocean Summit           one well                 mid February 2001      late May 2001

-------------------------------------------------------------------------------------------------
Ocean Warwick          three month extension    early April 2001       early July 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Titan            one-well                 mid May 2001           mid July 2001

-------------------------------------------------------------------------------------------------
Ocean Tower            one well                 mid February 2001      late May 2001

-------------------------------------------------------------------------------------------------
Ocean Liberator                   -                       -                        -
-------------------------------------------------------------------------------------------------
Ocean Century                     -                       -                        -
-------------------------------------------------------------------------------------------------
Ocean Ambassador       two wells plus option    mid February 2001      early May 2001

-------------------------------------------------------------------------------------------------
Ocean Nomad            one well                 late April 2001        early June 2001

-------------------------------------------------------------------------------------------------


                                       1

RIG NAME               CURRENT TERM             START DATE             ESTIMATED END DATE
-------------------------------------------------------------------------------------------------
Ocean New Era          one well                 early May 2001         mid June 2001
-------------------------------------------------------------------------------------------------
Ocean Bounty           180-day contract         early March 2001       late September 2001
-------------------------------------------------------------------------------------------------
Ocean Guardian         nine months plus option  mid May 2001           mid February 2001
-------------------------------------------------------------------------------------------------
Ocean Princess         one well                 early April 2001       late May 2001
-------------------------------------------------------------------------------------------------
Ocean Whittington      three-year term          mid March 1998         late May 2001
-------------------------------------------------------------------------------------------------
Ocean Epoch            one well assignment      mid May 2001           early June 2001
-------------------------------------------------------------------------------------------------
Ocean General          200-day term contract    mid February 2001      early September 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Prospector       -                        -                      -
-------------------------------------------------------------------------------------------------
Ocean Endeavor         one well plus option     mid May 2001           early August 2001
-------------------------------------------------------------------------------------------------
Ocean Rover            -                        -                      -
-------------------------------------------------------------------------------------------------
Ocean Concord          one well                 mid April 2001         late May 2001
-------------------------------------------------------------------------------------------------
Ocean Lexington        third of three wells     late January 2001      mid May 2001
-------------------------------------------------------------------------------------------------
Ocean Saratoga         one well                 mid February 2001      late May 2001
-------------------------------------------------------------------------------------------------
Ocean Yorktown         five-year term           early June 1996        early June 2001
-------------------------------------------------------------------------------------------------
Ocean Voyager          one well plus option     mid April 2001         mid July 2001
-------------------------------------------------------------------------------------------------


                                       2

RIG NAME               CURRENT TERM             START DATE             ESTIMATED END DATE
-------------------------------------------------------------------------------------------------
Ocean Yatzy            five-year term           early November 1998    early November 2003
-------------------------------------------------------------------------------------------------
Ocean Worker           four-year term           mid January 1998       mid January 2002
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Quest            one well plus option     early April 2001       late May 2001
-------------------------------------------------------------------------------------------------
Ocean Winner           two-year term            early May 1999         late May 2001
-------------------------------------------------------------------------------------------------
Ocean Star             six month term           late April 2001        late October 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Victory          180-day extension        late March 2001        mid October 2001
-------------------------------------------------------------------------------------------------
Ocean America          one well assignment      early April 2001       late August 2001
                       from BP
-------------------------------------------------------------------------------------------------
Ocean Valiant          810 day term             late April 2001        late December 2001
-------------------------------------------------------------------------------------------------
Ocean Alliance         three-year term          early September 2000   early September 2003
-------------------------------------------------------------------------------------------------
Ocean Baroness         -                        -                      February 2002
-------------------------------------------------------------------------------------------------
Ocean Confidence       five-year term           early January 2001     early January 2006
-------------------------------------------------------------------------------------------------
Ocean Clipper          three-year term          mid January 2000       mid January 2003
-------------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico

                                       3
** TABLE CONTINUED **

                       DAYRATE
RIG NAME               (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------------
Ocean Crusader                -        one well with Walter in lower 40's ending early
                                       June 2001
-------------------------------------------------------------------------------------------
Ocean Drake            lower 40's      available
-------------------------------------------------------------------------------------------
Ocean Champion         upper 30's      available
-------------------------------------------------------------------------------------------
Ocean Columbia         lower 40's      available
-------------------------------------------------------------------------------------------
Ocean Spartan          lower 40's      six month extension plus option with BP in upper
                                       40's ending late November 2001
-------------------------------------------------------------------------------------------
Ocean Spur             upper 40's      available
-------------------------------------------------------------------------------------------
Ocean Sovereign        lower 30's      shipyard repairs beginning mid December 2000 and
                                       ending late June 2001
-------------------------------------------------------------------------------------------
Ocean Heritage         mid 30's        available
-------------------------------------------------------------------------------------------
Ocean King             lower 50's      90-day extension plus option with BP in lower 50's
                                       ending late August 2001
-------------------------------------------------------------------------------------------
Ocean Nugget           lower 50's      available
-------------------------------------------------------------------------------------------
Ocean Summit           lower 40's      shipyard for spud can inspection ending mid July
                                       2001
-------------------------------------------------------------------------------------------
Ocean Warwick          lower 50's      available
-------------------------------------------------------------------------------------------
Ocean Titan            mid 40's        followed by one well plus option with Dominion in
                                       lower 50's ending early September 2001
-------------------------------------------------------------------------------------------
Ocean Tower            lower 40's      one well extension plus option with Spinnaker in
                                       mid 40's ending late June 2001
-------------------------------------------------------------------------------------------
Ocean Liberator               -        available
-------------------------------------------------------------------------------------------
Ocean Century                 -                                 -
-------------------------------------------------------------------------------------------
Ocean Ambassador       lower 40's      one-well extension with Unocal in mid 50's ending
                                       mid July 2001
-------------------------------------------------------------------------------------------
Ocean Nomad            mid 70's        one well plus two options with Veba in mid 60's
                                       ending early October 2001
-------------------------------------------------------------------------------------------


                                       1

                       DAYRATE
RIG NAME               (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------------
Ocean New Era          lower 40's      Committed for mud lift JIP ending mid September 2001
-------------------------------------------------------------------------------------------
Ocean Bounty           lower 80's      available
-------------------------------------------------------------------------------------------
Ocean Guardian         lower 70's      available
-------------------------------------------------------------------------------------------
Ocean Princess         upper 30's      mid period survey ending early June 2001; followed
                                       by one well with Talisman in lower 40's ending late
                                       August 2001; followed by three month term plus
                                       options with Talisman in high 60's ending late
                                       November 2001.
-------------------------------------------------------------------------------------------
Ocean Whittington      100's           modification and mobe period with ExxonMobil in mid
                                       30's ending early July 2001, followed by one well
                                       with ExxonMobil in lower 60's ending mid August 2001
-------------------------------------------------------------------------------------------
Ocean Epoch            mid 50's        two option wells with CACT in lower 60's ending late
                                       August 2001
-------------------------------------------------------------------------------------------
Ocean General          lower 80's      one well with Woodside in 100's ending late October
                                       2001
-------------------------------------------------------------------------------------------
Ocean Prospector       -                                        -
-------------------------------------------------------------------------------------------
Ocean Endeavor         lower 40's      available
-------------------------------------------------------------------------------------------
Ocean Rover            -                                        -
-------------------------------------------------------------------------------------------
Ocean Concord          upper 30's      one well with Walter in lower 40's ending mid June
                                       2001; followed by one well in mid 50's ending late
                                       June 2001
-------------------------------------------------------------------------------------------
Ocean Lexington        lower 40's      one P&A with Kerr McGee in lower 50's ending late
                                       May 2001; followed by four wells with Murphy in
                                       upper 40's ending mid February 2002
-------------------------------------------------------------------------------------------
Ocean Saratoga         lower 40's      one well with Walter in mid 40's ending late June
                                       2001; followed by one well plus option with Walter
                                       in upper 40's ending early August 2001
-------------------------------------------------------------------------------------------
Ocean Yorktown         lower 60's      Committed for 16 well development ending early
                                       August 2003
-------------------------------------------------------------------------------------------
Ocean Voyager          lower 50's      available
-------------------------------------------------------------------------------------------


                                       2

                       DAYRATE
RIG NAME               (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------------
Ocean Yatzy            120's           available
-------------------------------------------------------------------------------------------
Ocean Worker           120's           available
-------------------------------------------------------------------------------------------
Ocean Quest            lower 80's      one well plus option with Kerr McGee in lower 90's
                                       ending late June 2001
-------------------------------------------------------------------------------------------
Ocean Winner           lower 80's      contracted for 18 month extension with Petrobras in
                                       lower 80's ending late October 2002
-------------------------------------------------------------------------------------------
Ocean Star             100's           available
-------------------------------------------------------------------------------------------
Ocean Victory          110's           available
-------------------------------------------------------------------------------------------
Ocean America          110's           available
-------------------------------------------------------------------------------------------
Ocean Valiant          120's           available
-------------------------------------------------------------------------------------------
Ocean Alliance         110's           available
-------------------------------------------------------------------------------------------
Ocean Baroness         -               available
-------------------------------------------------------------------------------------------
Ocean Confidence       170's           available
-------------------------------------------------------------------------------------------
Ocean Clipper          lower 90's      available
-------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico

                                       3